UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2017

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01. Other Events.

As previously disclosed, on June 28, 2017, Rite Aid Corporation (“Rite Aid”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Walgreens Boots Alliance, Inc. (“WBA”) and Walgreen Co., a wholly-owned direct subsidiary of WBA (“Walgreen Co.”), pursuant to which Walgreen Co. agreed to purchase certain stores, distribution centers, inventory and other specified assets from Rite Aid and its affiliates upon the terms and subject to the conditions set forth in the Asset Purchase Agreement (collectively, the “Transaction”).

The obligation of the parties to consummate the Transaction is subject to, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the Transaction. Rite Aid and WBA filed the notification and report forms (the “Initial Filing”) required under the HSR Act with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission (the “FTC”) on July 17, 2017. On August 16, 2017, WBA, in consultation with Rite Aid, voluntarily withdrew the Initial Filing. Rite Aid expects WBA to re-file the notification and report form under the HSR Act with the DOJ and the FTC by August 18, 2017. If WBA re-files the notification and report form on August 18, 2017, the waiting period under the HSR Act with respect to the re-filing would be scheduled to expire on September 18, 2017, unless otherwise extended or terminated.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the sale of stores and assets of Rite Aid to WBA; the ability of the parties to complete the sale and related transactions considering the various closing conditions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the sale of stores and assets of Rite Aid to WBA, and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, general economic, industry, market, competitive, regulatory and political conditions; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; risks related to the proposed transaction, including the possibility that the transaction may not close, including because a governmental entity (including the Federal Trade  Commission) may prohibit, delay or refuse to grant approval for the consummation of the transaction, or may require conditions, limitations or restrictions in connection with such approvals; the risk that there may be a material adverse change of Rite Aid, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transaction; risks related to the ability to realize the anticipated benefits of the proposed transaction; risks associated with the integration of complex businesses; risks associated with the financing of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the effect of the pending sale on Rite Aid’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; risks related to diverting management’s or employees’ attention from ongoing business operations; the risk that Rite Aid’s stock price may decline significantly if the proposed transaction is not completed; significant transaction costs;

unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; potential changes to Rite Aid’s strategy in the event the proposed transaction does not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance its debt, or seeking additional capital, and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of Rite Aid’s most recent Annual Report on Form 10-K, and in other documents that Rite Aid files or furnishes with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: August 16, 2017	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel